Exhibit 10.20

WL Ross Sponsor LLC

c/o WL Ross & Co. LLC

1166 Avenue of the Americas

New York, NY 10036

March 26, 2015

WL Ross Holding Corp.

c/o WL Ross & Co. LLC

1166 Avenue of the Americas

New York, NY 10036

              Re: Waiver under Administrative Services Agreement

Gentlemen:

We refer to the Administrative Services Agreement by and between us and the Company dated June 5, 2014 (the “Agreement”).

We hereby irrevocably and unconditionally waive the $10,000 per month payment obligations (the “Administrative Fee”) of WL Ross Holding Corp. (the “Company”) that is payable to our affiliate, WL Ross & Co. LLC, for the period beginning on January 1, 2015 and ending on December 31, 2015 (the “Waiver Period”) under the Agreement. Following the Waiver Period, the Company shall continue to be obligated to pay the Administrative Fee under the Agreement to WL Ross & Co. LLC.

Other than the foregoing waiver expressed in this letter, the Agreement shall remain unchanged and in full force and effect.

[Signature page follows]

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Very truly yours,

WL ROSS SPONSOR LLC By: WL ROSS GROUP, L.P., its Managing Member By: El Vedado, LLC, its General Partner

/s/ Wilbur L. Ross, Jr.
Name: Wilbur L. Ross, Jr.
Title: Manager

AGREED TO AND ACCEPTED BY:

WL ROSS HOLDING CORP.

By:	/s/ Wilbur L. Ross, Jr.
Name: Wilbur L. Ross, Jr.
Title: Chairman and Chief Executive Officer

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